Rule 497 (k)
                                              File Nos. 333-174332 and 811-22559




                                              FIRST TRUST
FIRST TRUST                                   EXCHANGE-TRADED FUND IV
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SUMMARY PROSPECTUS


FIRST TRUST LOW DURATION MORTGAGE OPPORTUNITIES ETF

Ticker Symbol:  LMBS
Exchange:       The NASDAQ(R) Stock Market


Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=LMBS. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated November 5, 2014, are all incorporated by reference into this Summary Prospectus.




INVESTMENT OBJECTIVES
First Trust Low Duration Mortgage Opportunities ETF's (the "Fund") primary objective is to generate current income with a secondary objective of capital appreciation.




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November 5, 2014
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FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)
    MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (as a
      percentage of offering price)                                         None
    ANNUAL FUND OPERATING EXPENSES (expenses that you pay
      each year as a percentage of the value of your investment)
            Management Fees                                                0.65%
            Distribution and Service (12b-1) Fees(1)                       0.00%
            Other Expenses(2)                                              0.00%
                                                                          ------
            Total Annual Fund Operating Expenses                           0.65%


   EXAMPLE
   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until October 10, 2016, and thereafter at 0.90% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year     3 Years
                                $66        $236

   --------------------------
   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before October 10, 2016.

   (2) "Other Expenses" is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

   PORTFOLIO TURNOVER
   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities
(CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan's principal and paying the loan's interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. Mortgage-Related Investments typically represent an interest in a pool of mortgage loans made by banks and other financial institutions. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. Mortgage-Related Investments may be fixed-rate or adjustable-rate Mortgage-Related Investments (ARMS).

The mortgage-backed securities in which the Fund invests may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") (the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities are referred to collectively as "Government Entities"). The Fund may invest in callable agency securities, which give the issuer the right to redeem the security prior to maturity. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings).

The Fund targets an estimated effective duration of three (3) years or less. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if a portfolio of mortgage loans has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio's value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration. The Fund's advisor will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, the Fund's advisor will utilize third-party models.

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in to-be-announced transactions ("TBA Transactions"). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price. Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). To the extent required under applicable federal securities laws, rules, and interpretations thereof, the Fund will "set aside" liquid assets or engage in other measures to "cover" open positions and short positions held in connection with the foregoing types of transactions.

Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating.

PRINCIPAL RISKS
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a mortgage dollar roll, TBA Transaction, derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Mortgage-Related Investments are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MORTGAGE-RELATED INVESTMENTS RISK. The Fund invests in Mortgage-Related Investments, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the Mortgage-Related Investments market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-Related Investments are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-Related Investments may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the Mortgage-Related Investments market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, FNMA, FHLMC and GNMA.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

PREPAYMENT RISK. Mortgage-Related Investments are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements, including mortgage dollar rolls and TBA Transactions, may be subject to market and credit risk with respect to the collateral securing the agreements. Investments in mortgage dollar rolls also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the agreement term.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Fund's investment advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

PERFORMANCE
The Fund has not yet commenced operations and, therefore, does not have a performance history. Once available, the Fund's performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance, will be available on the Fund's website at www.ftportfolios.com. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS
   The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014.

      o  Jim Snyder, Portfolio Manager, First Trust Mortgage Securities Team;
         and

      o  Jeremiah Charles, Portfolio Manager, First Trust Mortgage Securities
         Team.

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued for securities in which the Fund invests and/or cash, and redeemed for securities and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund will trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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